DoubleLine Funds Trust
333 South Grand Avenue, Suite 1800
Los Angeles, CA  90071

(213) 633-8200

STATEMENT OF ADDITIONAL INFORMATION

April 2, 2010

(As Supplemented June 1, 2010 and June 15, 2010)

DoubleLine Total Return Bond Fund
Class I Ticker DBLTX
Class N Ticker DLTNX

DoubleLine Core Fixed Income Fund
Class I Ticker DBLFX
Class N Ticker DLFNX

DoubleLine Emerging Markets Fixed Income Fund
Class I Ticker DBLEX
Class N Ticker DLENX

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than that set forth in the Prospectus, as supplemented from time to time, which describes each of the separate investment series (each, a “Fund”) of the DoubleLine Funds Trust.  This Statement of Additional Information should be read in conjunction with the Prospectus.  A Prospectus may be obtained at no charge by calling 877-DLine11 (877-354-6311) and on the Fund’s website at www.doublelinefunds.com.  This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

Each Fund’s audited financial statements in the Annual Report to Shareholders (when available) may be obtained upon request at no charge by calling 877-DLine11 (877-354-6311) and on the Fund’s website at www.doublelinefunds.com.

GENERAL INFORMATION

DoubleLine Funds Trust (the “Trust”) was formed as a Delaware statutory trust on January 11, 2010 and is registered with the Securities and Exchange Commission as an open-end management investment company. DoubleLine Capital LP (the “Adviser”) will act as the investment adviser for the Trust.

The Funds offer two classes of shares:  Class I shares and Class N shares.  The DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund are each classified as a diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”).  The DoubleLine Emerging Markets Fixed Income Fund is a nondiversified fund under the 1940 Act.  As such, it is not subject to the general limitation that it not invest more than 5% of its total assets in a particular issuer with respect to 75% of its total assets.

INVESTMENT RESTRICTIONS

 Fundamental Policies

 The investment restrictions numbered 1 through 8 below have been adopted as fundamental policies.  A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of that Fund.

1. The DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund may not with respect to 75% of each Fund’s total assets, and the DoubleLine Emerging Markets Fixed Income Fund may, purchase the securities of any issuer (other than U.S. Government Securities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. A Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

3. A Fund may not borrow money, except to the extent permitted by applicable law from time to time.

4. A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. A Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry or group of industries (for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, as well as that of the seller of the loan participation).

6. A Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

7. A Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts and options contracts).

8. A Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

 Non-Fundamental Policies

 The investment restrictions below as well as all other investment policies indicated herein (exclusive of the fundamental policies above) are non-fundamental restrictions, which with respect to a Fund may be changed by vote of a majority of the Board of Trustees at any time.

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) a Fund may enter into reverse repurchase agreements; (c) a Fund may utilize mortgage-dollar rolls; and (d) the Funds may enter into futures contracts subject to the conditions set forth in paragraph 7 below.  The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 33⅓% of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.  Whenever borrowings pursuant to (a) exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) purchase securities on a when-issued or delayed delivery basis; (b) purchase or sell financial futures contracts or options thereon; and (c) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the Fund’s net assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities.  The following are not fundamental policies:  The DoubleLine Emerging Markets Fixed Income Fund may invest more than 25% of the value of its net assets in debt securities issued or guaranteed by the governments of emerging markets countries, but it will not invest more than 25% of its net assets in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in any one emerging market country.  In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different.  Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

5. No Fund may purchase or sell real estate, although a Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

6. No Fund may make loans of cash except by purchasing debt securities or similar obligations or entering into repurchase agreements.

7. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon, in a manner that is solely incidental to the Fund’s permitted securities activities.  The entry into foreign currency forward contracts and options or interest rate futures contracts shall not be deemed to involve investing in commodities.

8. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities.  For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

9. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

10. The extent to which each Fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 851(b) of the Internal Revenue Code.

The percentage limitations contained in the restrictions listed above apply at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

 For purposes of applying the terms of fundamental investment policy number 5 and non- fundamental restriction number 4, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests.  As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy.  The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development.  Some issuers could reasonably fall within more than one industry category.  For example, some companies that sell goods over the internet (including issuers of securities in which the Fund invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies.  The Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate.  Further, the Funds take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular “industry” or group of industries, and therefore the 25% concentration restrictions noted above does not apply to such securities.

INVESTMENT PRACTICES

 General

Each of the Funds will attempt to achieve their objectives by investing in one or more of the following types of securities (that may be issued by domestic or foreign entities), such as but not limited to (as specified in greater detail below): (i) U.S. Government Securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage and other asset-backed securities, including CMOs and REMICs; (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) bank certificates of deposit; (viii) fixed time deposits and bankers’ acceptances; (ix) money market securities; (x) repurchase agreements and reverse repurchase agreements; (xi) hybrid securities; (xii) obligations of foreign governments or their subdivisions, agencies and instrumentalities or foreign corporate issuers; (xiii) loan participations and assignments; (xiv) derivatives (including but not limited to swap agreements such as credit default swaps and interest rate swaps); (xv) privately placed, Regulation S and Rule 144A securities; (xvi) futures and options on futures relating to currencies, indexes and other financial factors; (xvii) bank loans; (xviii) defaulted debt securities; (xix) mortgage dollar rolls; (xx) other mutual funds, including Exchange Traded Funds (“ETFs”), such as iShares; (xxi) unrated securities and (xxii) municipal bonds and securities.  Each of the Funds will invest in some, but not all, of these types of securities.  Depending on a Fund’s principal investment strategies, the limitations on the percentage of a Fund’s assets that may be committed to any of these types of securities (if any) may vary.  In addition, under each Fund’s current policies, “illiquid securities” may not exceed 15% of the Fund’s net assets.

Generally, the Adviser uses the terms “debt security,” “bond,” and “fixed income instrument” interchangeably, and regards them to mean a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security.  The terms “debt security,” “bond,” and “fixed income instrument” are interpreted broadly by the Adviser as an instrument or security evidencing what is commonly referred to as an “IOU” rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.  For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities.  As new fixed income instruments are developed, the Adviser may invest in those opportunities for the Funds as well.

 Strategies and Investments

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Funds.

 Strategies and Investments Available to All Funds

Money Market Instruments.  All Funds may invest in money market instruments and will generally do so for temporary and defensive purposes only.  These instruments include, but are not limited to:

U.S. Government Securities.  Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations.  Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit.  Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions.  Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit.  Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper.  The Funds may purchase commercial paper rated within the highest ratings categories by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, the security is determined by the Funds’ Adviser to be of comparable quality.

Money Market Mutual Funds.  Shares of United States money market investment companies.

Other Short-Term Obligations.  Debt securities that have a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Lower Rated Securities.  The Funds may invest in debt securities that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization.  Debt securities rated below investment grade are high yield, high risk bonds, commonly known as “junk bonds”. While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, junk bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Options.  The Funds may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed.  OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund.  With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC.  In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.  Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Covered Call Writing.  The Funds are permitted to write covered call options on securities.  Generally, a call option is “covered” if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. government securities or other liquid securities to cover the outstanding position.  A call option is also covered if a Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash or other liquid assets which a Fund has segregated for this purpose.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium”; i.e., the price of the option.  Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities alone.  Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss.  Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.  The premium received will fluctuate with varying economic market conditions.  If the market value of the portfolio securities upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates).  This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction.  A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing.  The Funds are permitted to write covered put options on securities.  As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date).  A put is “covered” if, at all times, the Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option, at all times during the option period.  Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account.  In writing puts, a Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written).  In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security.  The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options.  The Funds may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing.  The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option.  In either case, the call purchased is likely to be on the same securities and have the same terms as the written option.  If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

The Funds may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions.  If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss.  In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.  Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.  Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security.  If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Futures Contracts.  The Funds may purchase and sell interest rate and security index futures contracts and the DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund may additionally purchase and sell currency and currency index futures contracts (each a “futures contract”), on securities or currencies eligible for purchase by the Fund.  Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a “commodity pool operator” under the CEA.

In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity.  If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts.  If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase.  Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract.  The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called “variation margin”, with the Fund’s futures contract clearing broker, which are reflective of price fluctuations in the futures contract.  Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change.  In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract.  A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery.  A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain.  If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss.  Similarly, a long futures position is usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date.  If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts.  The Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.  An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.  If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge.  Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

When-Issued and Delayed Delivery Securities and Forward Commitments.  From time to time, in the ordinary course of business, the Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis.  When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment.  The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.  While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable.  At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value.  At such time, in the case of a forward purchase, the Fund will also establish a segregated account in which it will continuously maintain cash or U.S. government securities or other liquid securities equal in value to recognized commitments for such securities.  At the time of delivery of the securities, the value may be more or less than the purchase or sale price.  An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.  The Adviser does not believe that any Fund’s net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities.  The Funds may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring.  The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable.  At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.  At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid securities equal in value to recognized commitments for such securities.  Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event.  Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity.  Each Fund may purchase securities on such basis without limit.  An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value.  The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis.  Each Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Repurchase Agreements.  Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer.  The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase.  The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest.  If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization.  A Fund will accrue interest from the institution until the date the repurchase occurs.  Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.  Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price.  Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund.

Exchange-Traded Funds (“ETFs”).  ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange.

Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of an unaffiliated investment company, invest more than 5% of its total assets in any one unaffiliated investment company, or invest more than 10% of its total assets in the securities of investment companies.  Alternatively, a Fund may limit its investments to not more than 3% of any unaffiliated underlying fund and will not be subject to the 5% and 10% limit if all Funds of the Trust choose to adhere to such 3% limit.  Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (“UITs”).  In accordance with applicable law, a Fund may invest in an investment company in excess of these limits.  As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  Such expenses are in addition to the expenses a Fund pays in connection with its own operations.  These limitations do not apply to investments in unregistered investment companies.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments.  Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries.  In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or ETFs).  PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market.  Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses.  Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (Index Fund).  Individual investments in PDRs generally are not redeemable, except upon termination of the UIT.  Similarly, individual investments in Index Fund Shares generally are not redeemable.  However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT.  ETFs include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Funds as Listed Securities (OPALS), Dow Jones Industrial Average Instruments (Diamonds), NASDAQ 100 tracking shares (QQQ) and I-Shares.

SPDRs.  SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date.  SPDRs are listed on the American Stock Exchange.  Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses.  On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS.  OPALS track the performance of adjustable baskets of stocks until a specified maturity date.  Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses.  On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

I-Shares™.  I-Shares are Index Fund Shares.  I-Shares track the performance of specified equity market indexes, including the S&P 500.  I-Shares are listed on the New York Stock Exchange Arca and the Chicago Board Option Exchange.  Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses.

Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund.  The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund.

Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks.  Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs.  ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Derivatives. Some of the instruments in which Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index.  These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments.  The market value of derivative instruments and securities sometimes is more volatile than that of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivatives instruments may expose the Fund to the credit risk of its counterparty.  In the event the counterparty to such a derivative instrument becomes insolvent, the Fund will lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance.  In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the Adviser.  While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.  Certain derivatives may create a risk of loss greater than the amount invested.

Credit Default Swaps.  The Funds may enter into credit default swaps.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation.  The DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and all the Funds may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default.  In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement.  The Fund earns interest on cash set aside as collateral.  Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.  These financial instruments are not actively traded on financial markets.  The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.  Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Lending of Portfolio Securities.  Each Fund may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  A Fund will not lend more than 33⅓% of the value of its total assets.  If the borrower fails to deliver the loaned securities, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.  However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy.  Upon termination of the loan, the borrower is required to return the securities to the Funds.  Any gain or loss in the marketplace during the loan period would inure to the Fund.

A Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities.  Also voting rights with respect to the loaned securities may pass with the lending of the securities.

 Strategies and Investments Available to the DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund

Government Mortgage Pass-Through Securities.  The DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States.  Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States.  Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury.  The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages.  These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”).  Mortgage Assets may be collateralized by commercial or residential uses.  Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”).  REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.  However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities.  As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans.  The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities.  As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.  The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans.  Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage Assets often consist a pool of assets representing the obligations of a number of different parties.  There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets.  To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories:  (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.  The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities.  Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets.  A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class.  The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity.  If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities.  Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations.  For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters.  Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”).  Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate.  Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater.  In some circumstances, the coupon on an inverse floater could decrease to zero.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend.  Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.  As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls.  The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer.  A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount.  While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date.  The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Asset-Backed Securities.  Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans.  Various types of assets, primarily automobile and credit cards receivables, are securitized in pass-through structures similar to mortgage pass-through structures.  In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.  As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.  The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  The Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

Loan Participation and Assignments.  Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”).  Participations typically results in the DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund having a contractual relationship only with the Lender, not with the borrower.  A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, a Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.  In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower.  A Fund will acquire Participations only if the Adviser determines that the selling Lender is creditworthy.

When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan.  In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund.  However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a Fund’s limitation on investment in illiquid securities.  Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors.  The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

 Strategies and Investments Available to the DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund

Options on Foreign Currencies.  The DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts.  For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved.  As a result, a Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums paid for the options).  Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency.  Each of these Funds may also purchase call and put options to close out written option positions.  As with securities, these options may be “covered”.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies.  If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold.  At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received.  The Fund may also write options to close out long call option positions.  A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing.  Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security.  However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received.  A Fund may also write options to close out long put and call option positions.

The markets for certain foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar.  As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Forward Currency Transactions.  The DoubleLine Core Fixed Income Fund the DoubleLine Emerging Markets Fixed Income Fund may enter into forward currency transactions.  A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders.  The Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.  Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to the Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing.  Because forward currency transactions are usually conducted on a principal basis, no fees or mark-ups are involved, although the price charged in the transaction includes a dealer’s markup.  The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.  The Fund will “cover” its forward positions in a manner  substantially similar to that described above with respect to asset coverage for futures contracts.

Futures Contracts.  A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates.  A Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-à-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-à-vis a different currency.  Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts.  The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Sovereign Debt Obligations of Emerging Market Countries.  The DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund may invest in sovereign debt of Emerging Market Countries.  Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are considerable significance.  Investors should be aware that the sovereign debt instruments in which each of these Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets.  Some emerging market countries are among the largest debtors to commercial banks and foreign governments.  A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject.  Sovereign debtors may default on their sovereign debt.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

In recent years, some of the emerging market countries in which each of these Funds expect to invest have encountered difficulties in servicing their sovereign debt.  Some of these countries have withheld payments of interest and/or principal of sovereign debt.  These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt.  In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits.  A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities.  Increased protectionism on the part of a country’s trading partners could also adversely affect its exports.  Such events could extinguish a country’s trade account surplus, if any.  To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments.  The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt.  Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt.  There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.  Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ net asset value, to a greater extent than the volatility inherent in domestic securities.  The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Hybrid Securities.  The DoubleLine Core Fixed Income Fund the DoubleLine Emerging Markets Fixed Income Fund may acquire hybrid securities.  A third party or Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”).  The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.  The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index.  A hybrid security comprises two or more separate securities, each with its own market value.  Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security.  The equity component has risks typical to a purchased call option.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Funds.  Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases.  Therefore, the value of an investment in a Fund could go down as well as up.  You can lose money by investing in a Fund.  There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return.  Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

 General

Various market risks can affect the price or liquidity of an issuer’s securities.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities.  The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.  Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).  Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities.  Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

 Risks Associated with All Funds

Debt Securities

Debt securities are subject to various risks.  The two primary (but not exclusive) risks affecting fixed income instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.  In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Credit risk: refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument.  Financial strength and solvency of an issuer are the primary factors influencing credit risk.  In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk.  Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

Interest rate risk: refers to the risks associated with market changes in interest rates.  Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities).  In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price.  The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.”  For example, the price of a bond with an eight year duration would be expected under normal market conditions to decrease 8% for every 1% increase in interest rates.  Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates.  Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Lower Rated Securities

The Funds may invest in fixed income instruments that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization.  Fixed income instruments rated below investment grade are high yield, high risk bonds, commonly known as “junk bonds”.

High yield securities or “junk bonds” can be classified into two categories:  (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals.  The first category includes securities issued by “emerging credit” companies and companies which have experienced a leveraged buyout or recapitalization.  Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies.  In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations.  High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders.  The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities.  Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.  The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity.  They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions.  The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest.  The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers.  High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities.  The securities in which the Fund invests are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value.  Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available.  In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market.  To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities.  The Funds accrue income on these securities prior to the receipt of cash payments.  The Funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Litigation and Investigation Risk

Trust Company of the West has commenced litigation against the Adviser and four employees of the Adviser.  The four employees (including Jeffrey Gundlach) are former employees of Trust Company of the West or its affiliates.  The suit alleges, among other things, unfair competition and misappropriation of confidential and proprietary information.  The lawsuit seeks, among other things, damages in excess of $200 million and a constructive trust on the limited partnership interests of the Adviser in favor of Trust Company of the West.  The Adviser has also advised the Trust that an employee of the Adviser (who is not a party to the lawsuit) has informed the Adviser that he has been interviewed by personnel from a governmental agency in connection with the U.S. Treasury’s Legacy Securities Public Private Investment Program (the “PPIP”) and in connection with the same allegations with respect to misappropriation of proprietary information made by Trust Company of the West in its litigation against the Adviser.  Trust Company of the West raised a fund under the PPIP in the Fall of 2009 to be managed by Mr. Gundlach, as key person, and announced in January 2010, subsequent to the termination of Mr. Gundlach, that it had voluntarily withdrawn the fund from the PPIP and would conduct an orderly liquidation of the fund.

Litigation and investigation and defense of any governmental review or investigation (should one develop) are expensive and time consuming, and their results can be unpredictable.  There can be no assurances as to the outcome of these matters.  As well, the litigation and any governmental review or investigation could consume a material amount of the Adviser’s resources thereby impairing the Adviser’s ability to attract or retain talented personnel or otherwise effectively manage the Funds.  In the event of an adverse outcome or if the expenses of litigation and related matters are greater than anticipated, the Adviser’s ability to manage the Funds may be materially impaired, and shareholders, or the viability of the Funds, could be adversely affected.  For additional information, please see “Legal Proceedings” at page 28 of the Prospectus.

Reliance on the Adviser

Each Fund’s ability to achieve its investment objective is dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund.  The Adviser is newly formed and has not previously managed a mutual fund or other client accounts.  However, the portfolio mangers of the Funds have considerable experience in managing portfolios with investment objectives, policies and strategies that are substantially similar in all material respects, and intend to use the same analytical methods to identify potential investments for the Funds.  The past experience of the portfolio managers does not guarantee future results for the Adviser.

Options Transactions

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so.  Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction.  If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised.  Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so.  A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a covered put or call writer would be unable to utilize the amount held in cash, U.S. Government Securities, or other liquid securities as security for the option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market.  There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.  However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written.  If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are:  (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.  Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option.  Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts.  Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions.  In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.  If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates.  While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day.  If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions.  In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so.  The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts.  Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges.  Brokerage commissions and dealer mark-ups, clearing costs and other transaction costs may be higher on foreign exchanges.  Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges.  Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.  Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option.  Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest.  In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund.  The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks.  Trading options on foreign currency futures contracts is relatively new.  The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral.  However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss.  Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund.  Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings or otherwise segregate sufficient cash or other liquid assets to cover the repurchase obligation.  None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements (together with other borrowings of the Fund) with respect to greater than 33⅓% of the Fund’s total assets (including the amount borrowed).

Restricted Securities

All Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable.  These securities are generally referred to as private placements or restricted securities.  The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund.  If a restricted security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under the Fund’s current policies may not exceed 15% of the Fund’s net assets.

Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.  Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices.  The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation.  The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund.  If a restricted security is determined to be “liquid,” the security will not be included within the category “illiquid securities.” However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Ratings Categories

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this Statement of Additional Information.  Ratings assigned by Moody’s and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  There is no assurance that a rating assigned initially will not change.  A Fund may retain a security whose rating has changed or has become unrated.

Risks of Unrated Securities
Each Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Securities Lending

Each Fund may lend portfolio securities with a value up to 33⅓% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Large Shareholder Redemptions

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares.  Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value.  These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

 Risks Associated with the DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund

Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities.  Investments by the Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline).  Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages.  This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change.  Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise.  Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall.  The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them.  In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation.  Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund’s net asset value.  The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments.  Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Ongoing developments in the residential mortgage market may have additional consequences to mortgage-backed securities.  Delinquencies and losses generally have been increasing with respect to securitizations involving residential mortgage loans and may continue to increase as a result of the weakening housing market and the seasoning of securitized pools of mortgage loans.

Additionally, mortgage lenders recently have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors.  This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans.  The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks).  These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans.  The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue.

Alternative A mortgage loans may experience greater rates of delinquency and foreclosure due to underwriting standards.  These mortgage loans may not meet the sponsor’s general underwriting policies for “prime” mortgage loans due to borrower credit characteristics.  In addition, the underwriting program may permit less restrictive underwriting criteria as compared to general underwriting criteria, including additional types of mortgaged properties, categories of borrowers and/or reduced documentation requirements, such as no verification of income or no verification of assets.  As a consequence, delinquencies, foreclosures and cumulative losses may be expected to be greater with respect to these mortgage loans than with respect to mortgage loans originated in conformity with the general underwriting standards.

The conservatorship of Fannie Mae and Freddie Mac in September 2008 may adversely affect the real estate market and the value of real estate assets generally.  It is unclear at this time to what extent these conservatorships will curtail the ability of Fannie Mae and Freddie Mac to continue to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for portfolio and by guaranteeing mortgage-backed securities.  A reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators.

Prepayment and Redemption Risk of Mortgage-Backed Securities.  Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans.  Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner.  In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid.  A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest.  This means that in times of declining interest rates, a portion of a Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield.  Prepayments can result in lower yields to shareholders.  The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities.  In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.  If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”).  There are certain risks associated specifically with CMOs.  CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee.  Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.  In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.  These estimates may vary from actual future results, particularly during periods of extreme market volatility.  Further, under certain market conditions, such as those that occurred in 1994 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities.  For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Adjustable Rate Mortgages (“ARMs”).  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security.  In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period.  Alternatively, certain ARMs contain limitations on changes in the required monthly payment.  In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.  If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate.  During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan.  However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts.  This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities.

Stripped Mortgage Securities.  Part of the investment strategy of the Funds may involve the purchase of interest-only or principal-only Stripped Mortgage Securities.  The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity.  If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities.  Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.  These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters.  The DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend.  Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Mortgage Dollar Rolls

Mortgage dollar rolls involve the risk that the market value of the securities the DoubleLine Total Return Bond Fund or the DoubleLine Core Fixed Income Fund is obligated to repurchase under an agreement may decline below the price of the security the Fund sold for immediate settlement.  Mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.  Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings.  Neither of the Funds authorized to utilize these instruments expects to engage in mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 33⅓% of the Fund’s total assets.

Asset-Backed Securities

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due.  In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

 Risks Associated with the DoubleLine Core Fixed Income Fund and DoubleLine Emerging Markets Fixed Income Fund

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments.  These include:  political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.  As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards.  Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets.  Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.  In addition, security trading practices abroad may offer less protection to investors such as the Funds.  Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio.  Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.  The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.  In order to protect against uncertainty in the level of future foreign currency exchange rates, the DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund are authorized to enter into certain foreign currency future and forward and options contracts.  However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk.  While foreign currency future, forward and options contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in the DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations.  The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries’ exchanges’ and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries.  Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries.  As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries.

Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies.  Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies.  Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.  In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation.  Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries.  Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries.  Many emerging market countries are experiencing currency exchange problems.  Countries have and may in the future impose foreign currency controls and repatriation control.

Defaulted Securities

The DoubleLine Core Fixed Income Fund and the DoubleLine Emerging Markets Fixed Income Fund may invest in securities in default.  Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties.  Insolvency laws and practices in Emerging Markets Countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund.  The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective.  This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders.  While none of the Funds is managed with the intent of generating short- term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable.  Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period.  Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore do incur transaction costs that are incorporated in purchase or sale prices.

The portfolio turnover rates of the Funds cannot be accurately predicted.

DISCLOSURE OF PORTFOLIO INFORMATION

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).  These complete holdings lists are not contained on the Funds’ website.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter).  Requests for Portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number.  The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds.  Such decisions are made by authorized personnel.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or ratings agencies.  Authorized personnel are permitted to authorize the release of the Funds’ Portfolio Holdings, as necessary, in conformity with the Funds’ procedures.  The disclosure of Portfolio Holdings in this context is conditioned on the recipient agreeing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of authorized personnel, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the Funds.  In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, pricing services, broker-dealers to facilitate trading and administrators, as necessary for the provision of services to the Funds.  No compensation is received by the Funds or the Adviser in connection with the disclosure of portfolio holdings information.

BROKERAGE PRACTICES

The Adviser is responsible for the placement of the Funds’ portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions.  The Adviser may also purchase securities on behalf of the Funds in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

In placing a portfolio transaction, the Adviser seeks to achieve best execution.  This means that, in selecting broker-dealers to execute portfolio transactions for the Funds, the Adviser seeks to select broker-dealers that will execute securities transactions in a manner that is in the best interest of the Funds such that the total cost or proceeds of each transaction is the most favorable under the circumstances.  This does not mean, however, that portfolio transactions are always executed at the lowest available commission or spread, and the Adviser may effect transactions that cause a Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread such transaction is in the Fund’s best interest.  In making this determination, the Adviser may take a variety of factors into consideration, including, (i) execution quality in light of order size, difficulty of execution and other relevant factors; (ii) associated expenses and costs; (iii) the quality, reliability, responsiveness and value of the provided services, (iv) the operational compatibility between the broker-dealer and the Adviser; and (v) the broker-dealer’s safety and soundness.

From time to time, the Adviser receives unsolicited research from various brokers, which may or may not be counterparties to trades placed on behalf of clients. While the Adviser may review and consider certain of the research received, the provision of research does not factor into the Adviser’s broker selection process. Research services include items such as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy and various trading and quotation services. Such services also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. These services also include recommendations as to purchase and sale of individual securities and timing of transactions.

Research may be provided directly by an executing broker-dealer (“direct research providers”) or by third party research providers such as a non-executing third party broker-dealer or other third party research service (“third party research providers”).

In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates may aggregate securities transactions on behalf of a number of accounts, including accounts of the Funds, at the same time.  In addition, the Adviser may execute securities transactions alongside or interspersed between aggregated orders when the Adviser believes that such execution will not interfere with its ability to execute in a manner believed to be most favorable to its clients as a whole.  The Adviser may exclude trades for accounts that direct brokerage or that are managed in part for tax considerations from aggregate orders.

When executing aggregate orders, trades will be allocated among accounts using procedures that the Adviser considers fair and equitable.  This can include making the allocation on a random or pro rata basis or based on such considerations as diversification requirements, duration, investment objectives, client contractual or regulatory investment guidelines and restrictions, existing or targeted account weightings in particular securities or sectors, lot size, account size, cash availability, amount of existing holdings (or substitutes) of the security in the accounts, investment time horizons and directed brokerage instructions, if applicable.  In general, where multiple trades for a specific security are made with the same broker in a single day, to the extent practical, allocations trades will receive a weighted average purchase or sale price.

The Adviser shares allocations of public offerings and other desirable but limited opportunities to buy or sell securities in a manner that is non-preferential and fair and equitable over time, such that no account or group of accounts receives consistently favorable or unfavorable treatment.  Generally, such allocations will be effected either randomly or on the basis of pre-determined ratios based on each account’s documented assets under management and leverage, provided that exceptions may be made due to a variety of considerations.

In addition, and particularly with respect to fixed income securities, if a small amount of par value is allocated to the Adviser, the Adviser may allocate disproportionately, taking into consideration lot size, existing or targeted account weightings in particular securities and/or sectors, account size, diversification requirements and investment objectives/restrictions.

The Adviser will generally allocate option and other adverse assignments on a random basis.

TRUSTEES AND OFFICERS

A board of six trustees is responsible for overseeing the Funds’ affairs.  The President of the Trust is Mr. Ronald R. Redell and is an interested person of the Trust.  The Chairman of the Trust is Mr. Jeffrey E. Gundlach who is Chief Executive Officer of the Adviser and therefore is an interested person of the Trust and of the Adviser.  Raymond B. Woolson shall serve as the Lead Independent Trustee.  The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically.  The Fund’s Audit Committee will be responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and  compliance matters.  There is no assurance, however, that the Board of Trustee’s leadership structure will prevent or mitigate risks in actual practice.  The Trust’s leadership structure is specifically not intended or designed to prevent or mitigate each Fund’s investment risks.  Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The trustees of the Funds, and their business addresses and their principal occupations for the last five years are set forth below.  Each trustee oversees each Fund in the Trust which, as of the date of this Statement of Additional Information, number three.

 Independent Trustees
Name, Address, and Age(1)	Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee
Joseph J. Ciprari, 45	Trustee	Indefinite/ Since Inception	Consultant with Remo Consultants. Formerly, Managing Director, UBS AG.	3	None
John C. Salter, 53	Trustee	Indefinite/ Since Inception	Partner at Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	3	None
Robert J. Untracht, 60	Trustee	Indefinite/ Since Inception	Financial Reporting Consultant with International Lease Finance Corporation.	3	None
Raymond B. Woolson, 51	Trustee	Indefinite/ Since Inception	President of Apogee Group, Inc., a company providing financial consulting services.	3	None

(1)	The address of each Independent Trustee is c/o Timothy W. Diggins, Counsel to the Independent Trustees, Ropes & Gray LLP, One International Place, Boston, MA 02110-2624.

 Interested Trustees

Each of these trustees is an “interested person” of the Trust as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Age(1)	Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee
Jeffrey E. Gundlach, 50	Trustee	Indefinite/ Since Inception	Chief Executive Officer at DoubleLine Capital LP (since December 2009); prior thereto, Chief Investment Officer, Group Managing Director and President at TCW.	3	None
Philip A. Barach, 57	Trustee	Indefinite/ Since Inception	President at DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director at TCW.	3	None

(1)	The address of each Interested Trustee is DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

 Committees

Audit Committee.  The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act.  The Audit Committee also reviews compliance with the Funds’ compliance policies and procedures including compliance with the Code of Ethics by the executive officers, trustees and investment personnel of the Adviser.  The Audit Committee reviews valuation of each Fund’s securities and supervises the Trust’s Valuation Committee.  The Audit Committee is expected to hold four meetings during the fiscal year ended March 31, 2011.  The Audit Committee’s members consist of Messrs. Salter, Untracht and Woolson.

Nominating Committee.  The Nominating Committee makes recommendations to the Board of Trustees regarding nominations for membership on the Board of Trustees.  It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent trustees, their independence from the Trust’s investment adviser and other principal service providers.  The Nominating Committee periodically reviews trustee compensation and recommends any appropriate changes to the Board of Trustees as a group.  This Committee also reviews and may make recommendations to the Board of Trustees relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and overseeing the management of the Trust.  The Nominating Committee is expected to hold four meetings during the fiscal year ended March 31, 2011.  The members of the Trust’s Nominating Committee are Messrs. Ciprari, Untracht and Woolson.

The Nominating Committee will consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Trust’s Amended and Restated Declaration of Trust and are not “interested persons” of the Trust within the meaning of the 1940 Act.  In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and the shareholders submitting the nominations, the Nominating Committee will look to recent SEC promulgations regarding trustee nominations for guidance.

Valuation Committee. The Valuation Committee consists of one or more persons appointed by the Board of Trustees with authorization to make fair value determinations on behalf of the Board on a day-to-day basis with respect to Fund holdings when market prices are not readily available or are considered inaccurate in accordance with Board approved valuation procedures.

 Equity Ownership of Trustees in the Funds

The Trustees owned the following dollar ranges of equity securities in the Funds as of the end of the most recently completed calendar year:

Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Joseph J. Ciprari	None	None
John C. Salter	None	None
Robert J. Untracht	None	None
Raymond B. Woolson	None	None

Interested Trustees
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeffrey E. Gundlach	None	None
Philip A. Barach	None	None

 Trustee Interest in Adviser, Distributor or Affiliates

As of the end of the most recently completed calendar year, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Trust nor members of their immediate families, owns or has owned securities beneficially or of record in the Adviser, the Distributor, or any affiliate of the Adviser or Distributor during the past two calendar years, as shown by the chart below. Accordingly, as of the end of the most recently completed calendar year, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Trust nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Distributor, or any of their affiliates during the past two calendar years.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Joseph J. Ciprari	None	None	None	None	None
John C. Salter	None	None	None	None	None
Robert J. Untracht	None	None	None	None	None
Raymond B. Woolson	None	None	None	None	None

 Trustee Material Interest in Any Transactions with Adviser, Distributor or Affiliates

During the two most recently completed calendar years, neither the Trustees who are not “interested” persons, as defined by the 1940 Act, of the Trust nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor, or any affiliate of the Adviser or Distributor was a party.

 Compensation of Independent Trustees

The Trust will pay each Independent Trustee an annual fee of $20,000 plus a per joint meeting fee of $5,000 for meetings of the Board of Trustees or Committees of the Board of Trustees attended by the trustee prorated among the Funds.  Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.  Trustees and officers who are employed by the Adviser or an affiliated company thereof will receive no compensation nor expense reimbursement from the Trust.  Trustees will not receive any pension or retirement benefits as a result of their service as a trustee of the Trust.

The following table illustrates the compensation estimated to be paid to the Independent Trustees by the Trust for the fiscal year 2011.

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits accrued as a Part of Fund Expenses	Total Compensation from the Trust Paid to Trustee
Joseph J. Ciprari	$40,000	$0	$40,000
John C. Salter	$40,000	$0	$40,000
Robert J. Untracht	$40,000	$0	$40,000
Raymond B. Woolson	$40,000	$0	$40,000

 Retirement Policy

The Trust has not adopted a retirement policy for trustees.

 Officers

The officers of the Trust who are not also trustees of the Trust are:
Name and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald R. Redell	President	Indefinite/Since Inception	President at DoubleLine Funds Trust (since January 2010); prior thereto, President and CEO at TCW Funds, Inc. and TCW Strategic Income Fund, Inc.
Joseph W. Sullivan III	Chief Financial Officer/ Treasurer	Indefinite/Since Inception	Chief Financial Officer at DoubleLine Funds Trust (since January 2010); prior thereto, Chief Operating Officer and Chief Compliance Officer at Peconic Partners.
Earl Lariscy	Chief Compliance Officer	Indefinite/Since June 2010
General Counsel at DoubleLine Capital LP (since April 2010); prior thereto, Director at Barclay’s Capital and Agency General Manager of Barclay Bank PLC’s California based banking operations beginning in October 2007. Prior to Barclays, Mr. Lariscy served as Associate General Counsel to TCW since January 2006 and worked as an attorney in the New York office of Linklaters prior to joining TCW.

Louis C. Lucido	Secretary	Indefinite/Since Inception	Executive Vice President at DoubleLine Capital LP (since December 2009); prior thereto, Group Managing Director at TCW.

INVESTMENT ADVISORY AGREEMENT

The Trust and the Adviser are parties to an Investment Management and Advisory Agreement (“Advisory Agreement”).  The Adviser was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 24, 2009.  Jeffrey E. Gundlach, the Chief Executive Officer of the Adviser and an Interested Trustee of the Trust, is as of April 2, 2010 the majority limited partner of the Adviser, and certain other employees of the Adviser, including Philip A. Barach, the President of the Adviser and an Interested Trustee of the Trust, are as of April 2, 2010 minority limited partners of the Adviser.  Shortly after the effectiveness of the registration statement to which this Statement of Additional Information is a part, the Adviser expects to issue limited partner interests to Oaktree Capital Management, L.P. or its affiliates (“Oaktree”) pursuant to a binding agreement between the Adviser and Oaktree.  The general partner of the Adviser is DoubleLine Capital GP LLC, an entity that is as of April 2, 2010 wholly owned by Jeffrey E. Gundlach.  Shortly after the effectiveness of the registration statement, the Adviser expects that DoubleLine Capital GP LLC may issue membership interests to certain additional parties.  Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Trust’s business affairs subject to control by the Board of Trustees of the Trust.  The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objectives.

The Adviser furnishes to the Trust office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, trustees or employees of the Trust if desired and reasonably required by the Trust.

The fee allocable to each Fund, payable monthly, will be calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value.  The annual management fee (as a percentage of average net asset value) for each Fund is as follows:
DoubleLine Total Return Bond Fund	0.40%
DoubleLine Core Fixed Income Fund	0.40%
DoubleLine Emerging Markets Fixed Income Fund	0.75%

With respect to the DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund, the Adviser has contractually agreed to waive its investment advisory fee or other fund-wide expenses or to reimburse the ordinary operating expenses of the Fund and/or other class-specific expenses to the extent necessary to limit the ordinary class-specific operating expenses to an amount not to exceed the lesser of (a) 0.49% for the Class I shares or 0.74% for the Class N shares and (b) the trailing twelve-month expense ratio average for comparable funds reasonably selected by the Adviser or its delegate at the beginning of the Fund’s fiscal year, as calculated by Lipper Inc.  With respect to the DoubleLine Emerging Markets Fixed Income Fund, the Adviser has contractually agreed to waive its investment advisory fee or other fund-wide expenses or to reimburse the ordinary operating expenses of the Fund and/or other class-specific expenses to the extent necessary to limit the ordinary class-specific operating expenses to an amount not to exceed the trailing twelve-month expense ratio average for comparable funds reasonably selected by the Adviser or its delegate at the beginning of the Fund’s fiscal year, as calculated by Lipper Inc.  Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, and any other extraordinary expense.  These expense limitations may only be terminated commencing one year after the effective date of the registration statement.

The Adviser is permitted to be reimbursed for fee reductions and/or expense reimbursements it made to the Fund in the prior three fiscal years.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement requested by the Adviser is subject to review and approval by the Board of Trustees and will be subject to the Fund’s expense limitations in place when the expenses were waived.  The current expense limitations are in place for one year from the effective date of the Fund’s registration statement.

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations.  Fund expenses include the fee of the Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of trustees who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and government fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; compliance support services; the cost of stock certificates, if any, representing shares of the Fund; organizational expenses; expenses of shareholder and trustee meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to the Fund’s shareholders; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business.  The 12b-1 fees relating to the Class N shares will be directly allocated to that class.

The Advisory Agreement was approved by each Fund’s shareholders and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the trustees who are not “interested persons” of the Trust or the Adviser (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement terminates automatically in the event of its assignment.

The Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions if it acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

CODE OF ETHICS

Both the Trust and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act (collectively, the “Codes”).  While the Codes permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, they also subject such personnel, other than Trustees of the Funds that are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act, to a number of procedures and prohibitions with respect to investment activities.  These procedures include (1) reporting, including on a quarterly and annual basis, of accounts, position and transaction information, other than positions in certain securities that are excluded from the reporting requirements of Rule 17j-1(d); (2) pre-clearance of securities transactions other than certain excluded securities; and (3) a pre-approval requirement with respect to the purchase of any securities in a private placement, initial public offering or limited offering.  A copy of the Code of Ethics will be provided upon request.  The Codes also prohibit the investment by subject personnel in (1) any security on the Adviser’s list of restricted securities; (2) uncovered short sales; and (3) uncovered options.  Additional restrictions and prohibitions also apply to certain investment personnel subject to the Code, including portfolio managers.

PROXY VOTING POLICIES

The determination of how to vote proxies relating to portfolio securities is made by the Adviser pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. Under the Proxy Policy, the Adviser will review each proxy to determine whether there may be a material conflict between the Adviser and the Fund. If no conflict exists, the Adviser will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound, by any recommendation made by any third party vendor that has been engaged by the Adviser to provide recommendations on the voting of proxies as well as the Adviser’s voting guidelines.

If a material conflict does exist, the Adviser will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting in accordance with the voting guidelines or factors set forth in the Proxy Policy; (ii) convening a committee to assess and resolve the conflict; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) voting in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (v) not voting the Proxy.

In certain limited circumstances, particularly in the area of structured finance, the Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, the Adviser reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost.

The Adviser will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy.

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (800) 248-4486 and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy are available by calling 877-DLine11 (877-354-6311) and on the Funds web site at www.doublelinefunds.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 2, 2010, the Funds may be deemed to be controlled by the Adviser, which provided initial capital to the Funds and owned all of the outstanding shares of each Fund.  A shareholder who beneficially owns 25% or more of a Fund is presumed to “control” that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Advisory and Management Agreement with the Adviser.  Soon after the public offering commences, it is anticipated that the Adviser will no longer control the Funds.  The trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of April 2, 2010.

PORTFOLIO MANAGEMENT

 Portfolio Manager Compensation

DoubleLine Capital LP

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term.  Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser.  Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser.  Bonuses and equity generally represent most of the portfolio managers’ compensation.  However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible.  Such profit sharing arrangements can comprise a significant portion of the portfolio manger’s overall compensation.

Salary.  Salary is agreed to with managers at time of employment and is reviewed from time to time.  It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.  Portfolio managers receive discretionary bonuses.  However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives.  Portfolio managers participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser.  These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole.  Participation is generally determined in the discretion of Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles.  Portfolio managers may elect to participate in Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.  The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary.   As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

 Ownership of Securities and Other Managed Accounts

The first table sets forth the dollar of securities of the Fund owned by each portfolio manager as of April 2, 2010.  The second table sets forth certain information, as of April 2, 2010, regarding other accounts managed by the portfolio managers, including the managed Fund.  Total assets in the second table are in millions.  Certain portfolio managers invest in their investment strategy through investment vehicles other than the Funds.

 DoubleLine Total Return Bond Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Jeffrey E. Gundlach	X
Philip A. Barach	X

							Performance Fee Accounts
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	0	$0	0	$0	9	$1,649.79	0	$0	0	$0	0	$0
Philip A. Barach	0	$0	0	$0	9	$1,649.79	0	$0	0	$0	0	$0

 DoubleLine Core Fixed Income Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Jeffrey E. Gundlach	X

							Performance Fee Accounts
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Jeffrey E. Gundlach	0	$0	0	$0	9	$1,649.79	0	$0	0	$0	0	$0

DoubleLine Emerging Markets Fixed Income Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Luz M. Padilla	X

							Performance Fee Accounts
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)
Luz M. Padilla	0	$0	0	$0	2	$194.83	0	$0	0	$0	0	$0

 Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to a Fund.  Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and Adviser believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

DISTRIBUTION OF TRUST SHARES

Quasar Distributors, LLC (“Distributor”) 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the nonexclusive distributor of each class of the Fund’s shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust which is subject to approval by the Board.  The Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Trust’s Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor.  The Distributor receives no compensation from the Trust except payments pursuant to the Trust’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).

Each Fund offers two classes of shares:  Institutional Class or Class I shares and Class N or Investor Class shares.  Class I shares are offered primarily for direct investment by investors.  Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”), and which have dealer agreements with the Distributor and other financial intermediaries.

The Trust has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (“Rule 18f-3 Plan”).  Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Trust also has adopted a Distribution Plan with respect to the Class N shares of each Fund.  Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services.  Payments will be made to firms that are members of FINRA and other financial intermediaries for distribution and related services.  Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions:  providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options.  Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges.

As of the date of this Statement of Additional Information, the Distributor and the Adviser anticipate that the financial intermediaries that will receive the payments described above for distribution and related services include:
Charles Schwab & Co., Inc.
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
National Financial Services LLC
Pershing LLC
TD AMERITRADE Clearing, Inc.
TD AMERITRADE, Inc.
Wells Fargo Advisors, LLC

The Distributor and the Adviser expect that additional financial intermediaries may be added to this list from time to time.  The Adviser will update this listing annually and interim arrangements may not be reflected.  The Adviser and the Funds assume no duty to notify any investor whether an authorized firm through which he/she invests should be included in any such listing.  Although the Adviser may use financial intermediaries that sell Fund shares to execute portfolio transactions for the Funds, the Adviser will not consider the sale of Fund shares as a factor when choosing financial intermediaries to execute those portfolio transactions.  You are encouraged to ask your brokerage representative or other contact with your financial intermediary what compensation that person or the financial intermediary may be receiving for your investment in the Funds.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Class N and by vote of a majority of both (i) the Board of Trustees of the Trust, and (ii) those Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was initially approved by the Trust’s Board of Trustees on March 25, 2010 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees of the Trust, and (ii) those Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

 Payments by the Adviser

The Adviser may make payments, at its own expense and out of its own revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders.  Such payments are in addition to any Distribution Plan amounts paid to FINRA member firms or to other intermediaries.  The payments are discussed in detail in the Prospectus under the title “Payments by the Adviser.”

In addition to member firms of FINRA, payments may also be made to their selling and shareholder servicing agents that sell shares of or provide services to the funds and their shareholders, such as banks, insurance companies and plan administrators.

ADMINISTRATION AGREEMENT

U.S. Bancorp Fund Services, LLC (“Administrator”) serves as the administrator of the Trust pursuant to an Administration Agreement.  Under the Administration Agreement, the Administrator will provide certain accounting and administrative services to the Trust, including:  fund accounting; calculation of the daily net asset value of each Fund; monitoring the Trust’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s Form N-SAR.  The Administrator will receive an accounting and administration fee based on the combined assets of the Trust as follows:  0.025% of the first $3 billion in assets; 0.0200% of the next $5 billion in assets and 0.0150% thereafter.

DETERMINATION OF NET ASSET VALUE

As discussed in each prospectus, the Trust will calculate the net asset value of the Funds as of the close of trading on the NYSE (usually 4:00 p.m. Eastern time) every day the exchange is open.  Nevertheless, on days when the net asset value can not be so calculated, securities held by a Fund may be actively traded, and the value of the Fund’s shares could be significantly affected.

A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

 Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds.  In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, some or all of which may be paid by the Funds.

 Purchases Through Broker-Dealers and Financial Intermediaries

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial intermediaries.  If purchases and redemption’s of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

 Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis.  The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order.  See “Determination of Net Asset Value” above.

 Distributions in Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by distribution in kind of portfolio securities in lieu of cash.  Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of Class I shares in one Fund to Class I shares in another Fund or exchange from Class N shares in one Fund to Class N shares in another Fund.  Any exchange into the Class I shares are subject to the same minimums as an initial or subsequent investment, as applicable and receipt of any required state securities law clearances with respect to certain Funds in the shareholder’s state of residence.  An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.  See “Distributions and Taxes” below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.  Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired.  A Fund reserves the right to reject any exchange request.

As described in each prospectus, the exchange privilege may be terminated or revised by the Funds.

CONVERSION OF SHARES BETWEEN CLASSES

You are permitted to convert shares between Class I shares and Class N shares, provided that your investment meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in your state of residence and those shares are otherwise available for offer and sale.  When an individual shareholder cannot meet the initial investment requirements of the other class, conversions of shares from one class to another class will be permitted if such a shareholder’s investment is normally aggregated with other shareholders’ requests, such as through a broker dealer’s omnibus account.  Shareholders will not be charged any fees by the Funds for such conversions, nor shall any intermediary charge any fees for such conversions.  Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange.  Not all Funds may offer all classes of shares or may be open to new investors. Conversion transactions will be effected only into an identically registered account.  Conversion transactions will not be treated as a redemption for federal income tax purposes. Shareholders should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange.  Such conversion transactions must be effected according to other applicable law.  The Funds also reserve the right to revise or terminate the conversion privilege, limit the amount or number of conversions or reject any conversion.  A conversion of shares between Class I shares and Class N shares is exempt from the trading limits described in the prospectus.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund.  Securities which may be accepted in exchange for shares of any Fund must:  (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Trustees); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.  However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains.  Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

As a matter of non-fundamental operating policy each Fund intends to qualify as a regulated investment company therefore in addition to the 90% distribution requirement described above, a Fund must:  (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the Fund’s assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses or in the securities of certain publicly traded partnerships.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities.  It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (b) above.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less.  However, investments in foreign currencies, forward contracts, options, futures contracts and options thereon, bonds denominated in foreign currencies or acquired with market discount or other complex securities or derivatives (such as interest rate and credit default swaps) may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or whether such capital gain or loss is long-term or short-term), may accelerate recognition of income to a Fund, and may defer Fund losses.  These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction), (b) may cause the Fund to recognize income without receiving cash (for example, accrual of original issue discount with respect to certain bonds and other debt instruments) with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes and (c) may otherwise affect the amount, timing and character of the income distributed by the Fund.

As a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less.  For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

Any realized gains will be distributed as described in the Prospectus.  See “Distributions and Taxes” in the Prospectus.  Distributions of long-term capital gains (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund’s prior taxable year.  Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock.  These rate reductions do not apply to corporate taxpayers.  The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•
Distributions of earnings from non-qualifying dividend interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed at the tax rate applicable to ordinary income.

Any dividend or distribution paid shortly after an investor’s purchase of shares may have the effect of reducing the net asset value of the shares below the investor’s cost of those shares.  Such a dividend or distribution would be a return of investment in an economic sense, although treated as a taxable distribution as described herein.

To the extent a Fund derives income from a REMIC residual interest and all or a portion of such income is “Excess Inclusion Income,” (i) a portion of such Excess Inclusion Income of the Fund shall, pursuant to regulations, be allocated to the shareholders of the Fund in proportion to the dividends received by such shareholders, (ii) shareholders of the Fund generally will not be able to use net operating losses to offset such allocated Excess Inclusion Income and (iii) such allocated Excess Inclusion Income constitutes “unrelated business taxable income” to a tax-exempt shareholder, and such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though the shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income.  The Adviser anticipates that only a small portion, if any, of the assets of a Fund will be invested in REMIC residual interests.  Accordingly, the amount of Excess Inclusion Income, if any, received by a Fund and allocated to its shareholders may be small.  Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Fund.

A Fund may be subject to taxes in foreign countries in which each invests.  If such a Fund invests in an entity which is classified as a “passive foreign investment company” (“PFIC”) for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund.  It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders.  This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed.  Using this method will not affect the Fund’s total return.  Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the Internal Revenue Service will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years.  For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  Each Fund intends to meet these distribution requirements to avoid the excise tax liability (although no assurances can be made that all such tax liability will be eliminated).

Dividends generally are taxable to shareholders at the time they are paid.  However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.  Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to “backup withholding,” then the shareholder may be subject to a 28% “backup withholding” tax with respect to:  (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares.  An individual’s taxpayer identification number is his social security number.  The 28% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Foreign shareholders (i.e., non-resident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions of dividends derived from net investment income and short-term capital gains; provided, however, that for a regulated investment company taxable year beginning after December 31, 2004 and not beginning after December 31, 2009 (unless extended under pending legislation), interest related dividends and short-term capital gain dividends generally have not been subject to U.S. withholding taxes.  Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the United States for 183 days or more per year.  Different tax consequences may result if the foreign shareholder is engaged in a trade or business with the United States.  In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.  Non-resident shareholders should consult their own tax advisors.  Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect.  For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder.  The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions.  Shareholders are urged to consult their attorneys or tax advisors with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.

INVESTMENT RESULTS

The Funds may, from time to time, include their yield, tax equivalent yield, average annual total return, average annual total return after taxes on distributions, average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors.  The Funds also may, with respect to periods of less than one year, provide total return information for that period that is not annualized.  The Funds may also show quotations of total return for other periods.  Any such information would be accompanied by standardized total return information.  Performance is calculated separately for each class of shares of a Fund.  Since each class of shares own expenses and distributions, the performance for each class of shares over the same period will vary.

A Fund’s and each class of shares’ performance will vary from time to time depending upon market conditions, the composition of its investment portfolio and operating expenses.  Any performance quotation should not be considered representation of a Fund’s or a class of shares’ performance for any period in the future.

Comparative performance information may be used from time to time in publishing information about the Funds’ shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., Morningstar, Inc. or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities.  The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron’s, Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.  The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities.  Also, the performance of the Fund and its classes of shares may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund ratings services, and the Fund may use evaluations published by nationally recognized independent services and publications.  Any given performance comparison should not be considered representative of the Fund’s performance for any future period.

In advertising and sales literature a Fund and its classes of shares may publish various statistics describing its investment portfolio including, but not limited to, the Fund’s average Price to Book or Price to Earning ratios, beta, alpha, R-squared or standard deviation.

SHARES AND VOTING RIGHTS

The Funds offer two classes of shares:  Class I shares and Class N shares.  The Class I shares are offered at the current net asset value.  The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan.  Shares of each class of a Fund represent an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan.  All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share will be entitled to the number of votes that equals the net asset value of such share determined as of the applicable record date.  As a Delaware statutory trust, the Trust is not required to hold an annual shareholder meeting in any year in which the selection of trustees is not required to be acted on under the 1940 Act.  Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of trustees under certain circumstances.  Trustees may be removed by a majority of all votes entitled to be cast by shareholders at a meeting.  A special meeting of the shareholders will be called to elect or remove trustees if requested by the holders of ten percent of the Trust’s outstanding shares.  All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Trust may form in the future on all matters affecting the Trust, including the election or removal of trustees.  For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class.

For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative.  Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Trust will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them.  If the Trust elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Trust will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, P.O.  Box 701, Milwaukee, WI 53201, serves as transfer agent for the Trust.

CUSTODIAN

U.S. Bank, National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Trust and is responsible for maintaining custody of the Trust’s cash and investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071.  The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund.  The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

LEGAL COUNSEL

Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281, serves as legal counsel to the Trust.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund

and DoubleLine Emerging Markets Fixed Income Fund

In our opinion, the accompanying statements of assets and liabilities presents fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and DoubleLine Emerging Markets Fixed Income Fund (collectively the DoubleLine Funds Trust, the "Funds") at March 22, 2010, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2010

DoubleLine Total Return Bond Fund
(a series of DoubleLine Funds Trust)
STATEMENT OF ASSETS AND LIABILITIES
March 22, 2010

Assets:
Cash	$33,340

Total Assets	33,340

Net Assets	$33,340

Components of Net Assets:
Paid in Capital	33,340

Net Assets	$33,340

Computation of Net Asset Value:
Class I Shares:
Net Assets	$16,670
Shares Outstanding (unlimited shares authorized with no par value)	1,667
Net Asset Value per share	$10.00

Class N Shares:
Net Assets	$16,670
Shares Outstanding (unlimited shares authorized with no par value)	1,667
Net Asset Value per share	$10.00

The accompanying notes are an integral part of these financial statements.

DoubleLine Core Fixed Income Fund
(a series of DoubleLine Funds Trust)
STATEMENT OF ASSETS AND LIABILITIES
March 22, 2010

Assets:
Cash	$33,330

Total Assets	33,330

Net Assets	$33,330

Components of Net Assets:
Paid in Capital	33,330

Net Assets	$33,330

Computation of Net Asset Value:
Class I Shares:
Net Assets	$16,670
Shares Outstanding (unlimited shares authorized with no par value)	1,667
Net Asset Value per share	$10.00

Class N Shares:
Net Assets	$16,660
Shares Outstanding (unlimited shares authorized with no par value)	1,666
Net Asset Value per share	$10.00

The accompanying notes are an integral part of these financial statements.

DoubleLine Emerging Markets Fixed Income Fund
(a series of DoubleLine Funds Trust)
STATEMENT OF ASSETS AND LIABILITIES
March 22, 2010

Assets:
Cash	$33,330

Total Assets	33,330

Net Assets	$33,330

Components of Net Assets:
Paid in Capital	33,330

Net Assets	$33,330

Computation of Net Asset Value:
Class I Shares:
Net Assets	$16,670
Shares Outstanding (unlimited shares authorized with no par value)	1,667
Net Asset Value per share	$10.00

Class N Shares:
Net Assets	$16,660
Shares Outstanding (unlimited shares authorized with no par value)	1,666
Net Asset Value per share	$10.00

The accompanying notes are an integral part of these financial statements.

DoubleLine Total Return Bond Fund
DoubleLine Core Fixed Income Fund
DoubleLine Emerging Markets Fixed Income Fund
(Series of DoubleLine Funds Trust)

NOTES TO FINANCIAL STATEMENTS

March 22, 2010
1.	Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), was formed on January 11, 2010.  As of March 22, 2010, the Trust consists of three series, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and DoubleLine Emerging Markets Fixed Income Fund (each a “Fund” and collectively the “Funds”).  As of March 22, 2010, each Fund has two classes of shares, Class N shares and Class I shares.   Shares of each class of a Fund represent an equal pro rata interest in that Fund and both classes generally have the same voting, dividend, liquidation, and other rights.

The DoubleLine Total Return Bond Fund is diversified and its investment objective is to seek to maximize total return.  The DoubleLine Core Fixed Income Fund is diversified and its investment objective is to seek to maximize current income and total return.  The DoubleLine Emerging Markets Fixed Income Fund is non-diversified and its investment objective is to seek high total return from current income and capital appreciation.

The Trust has had no operations as of March 22, 2010 other than matters relating to its organization and registration as an open-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to DoubleLine Capital LP (the ”Adviser”) on March 22, 2010 of shares of the Funds at an aggregate purchase price of $100,000 allocated as follows:

DoubleLine Total Return Bond Fund:  1,667 Class I shares, and 1,667 Class N shares;

DoubleLine Core Fixed Income Fund:  1,667 Class I shares, and 1,666 Class N shares; and

DoubleLine Emerging Markets Fixed Income Fund:  1,667 Class I shares, and 1,666 Class N shares.

As of March 22, 2010, the Adviser owned 100% of the outstanding shares of beneficial interests of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities.  Actual results could differ from those estimates.

The Funds intend to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Funds will not be subject to federal income tax to the extent each fund distributes substantially all of its net investment income and capital gains to shareholders.

3.	Adviser

The Trust and the Adviser, as of March 22, 2010, intend to enter into an Investment Advisory and Management Agreement, under the terms of which the Trust will employ the Adviser to manage the investment of the assets of each Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Trusts’ business affairs, subject to control by the Board of Trustees.

Under the Advisory Agreement, the Funds will pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
DoubleLine Total Return Bond Fund	0.40%
DoubleLine Core Fixed Income Fund	0.40%
DoubleLine Emerging Markets Fixed Income Fund	0.75%

With respect to the DoubleLine Total Return Bond Fund and the DoubleLine Core Fixed Income Fund, the Adviser, as of March 22, 2010, intends to contractually agree to waive its investment advisory fee or other fund-wide expenses or to reimburse the ordinary operating expenses of the Fund and/or other class-specific expenses to the extent necessary to limit the ordinary class-specific operating expenses to an amount not to exceed the lesser of (a) 0.49% for the Class I shares or 0.74% for the Class N shares and (b) the trailing twelve-month expense ratio average for comparable funds reasonably selected by the Adviser or its delegate at the beginning of the Fund’s fiscal year, as calculated by Lipper Inc.  With respect to the DoubleLine Emerging Markets Fixed Income Fund, the Adviser, as of March 22, 2010, intends to contractually agree to waive its investment advisory fee or other fund-wide expenses or to reimburse the ordinary operating expenses of the Fund and/or other class-specific expenses to the extent necessary to limit the ordinary class-specific operating expenses to an amount not to exceed the trailing twelve-month expense ratio average for comparable funds reasonably selected by the Adviser or its delegate at the beginning of the Fund’s fiscal year, as calculated by Lipper Inc.  Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, and any other extraordinary expense.  These expense limitations may only be terminated commencing one year after the effective date of the registration statement.

The Adviser will be permitted to be reimbursed for fee reductions and/or expense reimbursements it made to the Funds in the prior three fiscal years.  Each Fund will be required to pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement requested by the Adviser will be subject to review and approval by the Board of Trustees and will be subject to the Funds’ respective expense limitations in place when the expenses were waived.  The initial expense limitations will be in place for one year from the effective date of the Funds’ registration statement.

On January 7, 2010, Trust Company of the West commenced litigation against the Adviser in the Superior Court of the State of California, County of Los Angeles, Central District (the “Court”), alleging unfair competition.  The suit alleges that the Adviser and four employees of the Adviser who are former employees of Trust Company of the West or its affiliates, including Jeffrey Gundlach (such four employees the “Individuals”), misappropriated Trust Company of the West’s confidential and proprietary information in founding and operating the Adviser and are using such information in competing for assets under management.  The lawsuit also includes claims against the certain of the Individuals (including Mr. Gundlach), but not the Adviser, for breach of fiduciary duty, misappropriation of trade secrets, breach of confidence, intentional interference with contractual relations and civil conspiracy.  The lawsuit seeks, among other things, damages in excess of $200 million and that the Court impose a constructive trust on the limited partnership interests of the Adviser in favor of Trust Company of the West.

On February 10, 2010, the Adviser and the Individuals filed with the Court an answer denying all of Trust Company of the West’s claims and the Individuals (but not the Adviser) filed with the Court a cross-complaint against Trust Company of the West for, among other things, breach of contract in connection with Trust Company of the West’s termination of Mr. Gundlach’s employment and failure to pay amounts due thereunder.  The Funds are not a party to the initial complaint, the cross-complaint or answer.  The Adviser has informed the Trust that it believes that it has meritorious defenses to the allegations contained in Trust Company of the West’s lawsuit and that it believes that the litigation will have no material adverse effect on the Funds.  Litigation, however, is expensive and unpredictable as well as time-consuming.  There can be no assurances as to the outcome of the litigation.  As well, the litigation could consume a material amount of the Adviser’s resources thereby impairing the Adviser’s ability to attract or retain talented personnel or otherwise effectively manage the Funds.  In the event of an adverse outcome or if the litigation expenses are greater than anticipated, the Adviser’s ability to manage the Funds may be materially impaired, and shareholders could be adversely affected.  The Trust is not a party to the litigation.

The Adviser has also advised the Trust that an employee of the Adviser (who is not a party to the lawsuit) has informed the Adviser that he has been interviewed by personnel from a governmental agency in connection with the U.S. Treasury’s Legacy Securities Public Private Investment Program (the “PPIP”) and in connection with the same allegations with respect to misappropriation of proprietary information made by Trust Company of the West in its litigation against the Adviser.  Trust Company of the West raised a fund under the PPIP in the Fall of 2009 to be managed by Mr. Gundlach, as key person, and announced in January 2010, subsequent to the termination of Mr. Gundlach, that it had voluntarily withdrawn the fund from the PPIP and would conduct an orderly liquidation of the fund.

The Adviser has informed the Trust that it believes that it has meritorious defenses to the allegations contained in Trust Company of the West’s lawsuit and that it believes that the litigation will have no material adverse effect on the Funds.  Litigation and investigation and defense of any governmental review or investigation (should one develop), however, are expensive and time consuming, and their results can be unpredictable.  There can be no assurances as to the outcome of these matters.  As well, the litigation and any governmental review or investigation could consume a material amount of the Adviser’s resources thereby impairing the Adviser’s ability to attract or retain talented personnel or otherwise effectively manage the Funds.  In the event of an adverse outcome or if expenses of the litigation and related matters are greater than anticipated, the Adviser’s ability to manage the Funds may be materially impaired, and shareholders, or the viability of the Funds, could be adversely affected.

4.	Plan of Distribution (12b-1 Plan)

The Class N shares of each Fund will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Distribution Plan, each Fund will compensate the Funds’ distributor or other financial intermediaries for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares. The fee may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees will be paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares.

5.	Administrator, Transfer Agent, Custodian and Distributor

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, as of March 22, 2010, intends to serve as the Funds’ Fund Accountant, Administrator and Transfer Agent pursuant to certain Fund Accounting Servicing, Fund Administration Servicing and Transfer Agent Servicing Agreements.  U.S. Bank National Association, a subsidiary of U.S. Bancorp, as of March 22, 2010, intends to serve as the Funds’ Custodian pursuant to a Custody Agreement.  Quasar Distributors, LLC, as of March 22, 2010, intends to serve as the Funds’ distributor pursuant to a Distribution Agreement.

6.	Organization and Offering Costs

Expenses incurred in connection with the organization and the offering of the Trust and the Funds will be paid for by the Adviser.  The Trust and the Funds do not have an obligation to reimburse the Adviser for organizational and offering expenses paid on their behalf.

APPENDIX A

DESCRIPTION OF S&P AND MOODY’S RATINGS

 S&P

AAA – Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA – Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A – Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB – Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB – Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B – Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC – Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC – The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C – The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI – The rating CI is reserved for income bonds on which no interest is being paid.

D – Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) – The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

 Moody’s

Aaa – Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B – Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C – Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.